EXHIBIT 99.3
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VIA FAX:  312-915-2349
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North Rivers Market Associates
900 North Michigan Avenue
Chicago, Illinois 60611

Att: Julie Walner

Re:  CONTRACT OF SALE DATED DECEMBER 4, 1997 BETWEEN KRC ACQUISITION
CORP., AS PURCHASER (WHOSE INTEREST HAS BEEN ASSIGNED TO KIMCO NORTH RIVERS 692, INC.) AND NORTH RIVERS MARKET ASSOCIATES, AS SELLER, COVERING NORTH RIVERS MARKET, N. CHARLESTON, S.C.

Dear Ms. Walner:

     This will confirm our understanding that Section 1.9 of the captioned Contract of Sale is hereby amended to provide that the Inspection Period shall expire at midnight on December 29, 1997.

     Except as expressly amended, said Contract of Sale is hereby ratified and is and shall remain in full force and effect in accordance with all of its terms, conditions and provisions.

     Please indicate your acceptance of the foregoing by signing and returning a copy of this instrument via facsimile transmission to (516) 869-7199. Execution and delivery of this instrument by facsimile transmission shall be deemed valid and binding for all purposes.

                                  Very truly yours,

                                  Kimco North Rivers 692, Inc.

                                  By:
                                       ------------------------------
                                       Edward Senenman, Vice President

ACCEPTED AND AGREED:
North Rivers Market Associates

By:  JMB MORTGAGE PARTNERS, LTD.-IV
     an Illinois general partnership:

     By:   JMB Realty Corporation,
           a Delaware corporation

           By:
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     By:   JMB MORTGAGE PARTNERS, LTD.-III
           An Illinois limited partnership,
           General Partner

     By:   JMB Realty Corporation,
           a Delaware corporation
           General Partner

           By:
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cc:  Gary Laughlin, Esq. (via fax 310-201-8922)
     Anne Brettingen (vai fax 312-899-0923)